T. Rowe Price High Yield Fund, Inc.

T. Rowe High Yield Fund—Advisor Class

Supplement to prospectus dated October 1, 2005

The industry concentration fundamental policy on page 34 of the High Yield Fund`s prospectus and page 29 of the High Yield Fund—Advisor Class`s prospectus is removed and replaced with a new policy which appears in the fund`s Statement of Additional Information.

The date of this supplement is June 1, 2006

F57-041 6/1/06